Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Wesco Aircraft Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David J. Castagnola, President and Chief Executive Officer of the Company, and Richard J. Weller, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 14, 2016

/s/ DAVID J. CASTAGNOLA

David J. Castagnola
President and Chief Executive Officer
(Principal Executive Officer)

Dated:	December 14, 2016

/s/ RICHARD J. WELLER

Richard J. Weller
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)